EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION OF DOCUMENT

EX-99.a1          Articles  of  Incorporation   of  Twentieth   Century  Premium
                  Reserves,  Inc., dated January 7, 1993 (filed as Exhibit 1a to
                  Post-Effective Amendment No. 4 on Form N-1A of the Registrant,
                  filed on July 31, 1996, File No.  33-57430,  and  incorporated herein by reference).

EX-99.a2          Articles  Supplementary of Twentieth Century Premium Reserves,
                  Inc.,   dated   April  24,   1995  (filed  as  Exhibit  1b  to
                  Post-Effective Amendment No. 4 on Form N-1A of the Registrant,
                  filed on July 31, 1996, File No.  33-57430,  and  incorporated herein by reference).

EX-99.a3          Articles of Amendment of Twentieth  Century Premium  Reserves,
                  Inc.,   dated  December  2,  1996  (filed  as  Exhibit  1c  to
                  Post-Effective Amendment No. 6 on Form N-1A of the Registrant,
                  filed on July 30, 1997, File No.  33-57430,  and  incorporated herein by reference.)

EX-99.a4          Articles  Supplementary of American Century Premium  Reserves,
                  Inc.,   dated  December  2,  1996  (filed  as  Exhibit  1d  to
                  Post-Effective Amendment No. 6 on Form N-1A of the Registrant,
                  filed on July 30, 1997, File No.  33-57430,  and  incorporated herein by reference.)

EX-99.a5          Articles  Supplementary of American Century Premium  Reserves,
                  Inc.   dated  February  16,  1999  (filed  as  Exhibit  a5  to
                  Post-Effective Amendment No. 8 on Form N-1A of the Registrant,
                  filed on May 6,  1999,  File No.  33-57430,  and  incorporated herein by reference).

EX-99.b1          By-Laws of Twentieth Century Premium Reserves,  Inc. (filed as
                  Exhibit 2 to  Post-Effective  Amendment No. 4 on Form N-1A, of
                  the Registrant filed on July 31, 1996, File No. 33-57430,  and incorporated herein by reference).

EX-99.b2          Amendment  to By-Laws of American  Century  Premium  Reserves,
                  Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 on
                  Form N-1A of American Century Capital Portfolios,  Inc., filed on February  17, 1998,  File No.  33-64872,  and  incorporated herein by reference.)

EX-99.d           Management  Agreement dated August 1, 1997,  between  American
                  Century Premium Reserves, Inc. and American Century Investment
                  Management,   Inc.  (filed  as  Exhibit  5  to  Post-Effective
                  Amendment No. 6 on Form N-1A of the Registrant,  filed on July
                  30,  1997,  File No.  33-57430,  and  incorporated  herein  by reference.)

EX-99.e1          Distribution   Agreement   between  American  Century  Premium
                  Reserves,  Inc. and Funds Distributor,  Inc. dated January 15,
                  1998 (filed as Exhibit 6 to Post-Effective Amendment No. 28 on
                  Form N-1A of American Century Target Maturities  Trust,  filed on January 30, 1998, File No. 2-94608, and incorporated herein by reference).

EX-99.e2          Amendment No. 1 to  Distribution  Agreement  between  American
                  Century Premium  Reserves,  Inc. and Funds  Distributor,  Inc.
                  dated  June 1, 1998  (filed as  Exhibit  6b to  Post-Effective
                  Amendment  No. 11 on Form  N-1A of  American  Century  Capital
                  Portfolios,  Inc.,  filed on June 26, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.e3          Amendment No. 2 to  Distribution  Agreement  between  American
                  Century Premium  Reserves,  Inc. and Funds  Distributor,  Inc.
                  dated November 13, 1998 (filed as Exhibit 6c to Post-Effective
                  Amendment No. 12 to the Registration Statement on Form N-1A of
                  American Century World Mutual Funds,  Inc., filed November 13,
                  1998,  File  No.   33-39242,   and   incorporated   herein  by
                  reference).

EX-99.e4          Amendment No. 3 to  Distribution  Agreement  between  American
                  Century Premium  Reserves,  Inc. and Funds  Distributor,  Inc.
                  dated January 29, 1999 (filed as Exhibit e4 to  Post-Effective
                  Amendment No. 24 to the Registration Statement on Form N-1A of
                  American Century Variable Portfolios,  Inc., filed January 15,
                  1999,  File  No.   33-14567,   and   incorporated   herein  by
                  reference).

EX-99.e5          Amendment No. 4 to the Distribution Agreement between American
                  Century Premium Reserves,  Inc. and Funds  Distributor,  Inc.,
                  dated July 30,  1999  (filed as  Exhibit e5 to  Post-Effective
                  Amendment No. 16 to the Registration Statement on Form N-1A of
                  American Century Capital Portfolios,  Inc., File No. 33-64872,
                  filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6          Amendment No. 5 to the Distribution Agreement between American
                  Century Premium  Reserves,  Inc. and Funds  Distributor,  Inc.
                  dated November 19, 1999 (filed as Exhibit e6 to Post-Effective
                  Amendment No. 87 to the Registration Statement on Form N-1A of
                  American Century Mutual Funds,  Inc., File No. 2-14213,  filed on November 29, 1999, and incorporated herein by reference).

EX-99.e7          Amendment No. 6 to the Distribution Agreement between American
                  Century Premium  Reserves,  Inc. and Funds  Distributor,  Inc.
                  dated  June 1, 2000  (filed  electronically  as  Exhibit e7 to
                  Post-Effective  Amendment No. 19 to the Registration Statement
                  on Form N-1A of American  Century  World Mutual  Funds,  Inc.,
                  File No.  33-39242,  filed on May 24, 2000,  and  incorporated herein by reference).

EX-99.e8          Distribution   Agreement   between  American  Century  Premium
                  Reserves,  Inc. and American Century Investment Services, Inc.
                  dated March 13,  2000  (filed as Exhibit e7 to  Post-Effective
                  Amendment No. 17 to the Registration Statement on Form N-1A of
                  American Century World Mutual Funds,  Inc., File No. 33-39242,
                  filed  on  March  30,  2000,   and   incorporated   herein  by
                  reference).

EX-99.e9          Amendment No. 1 to the Distribution Agreement between American
                  Century Premium Reserves, Inc. and American Century Investment
                  Services,  Inc.  dated June 1, 2000 (filed  electronically  as
                  Exhibit  e9  to   Post-Effective   Amendment  No.  19  to  the
                  Registration  Statement on Form N-1A of American Century World
                  Mutual Funds, Inc. filed on May 24, 2000,File No. 33-39242).

EX-99.g1          Global Custody  Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds,  dated August 9, 1996.
                  (filed as Exhibit 8 to Post-Effective Amendment No. 31 on Form
                  N-1A  of  American  Century  Government  Income  Trust,  filed
                  February 7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g2          Master  Agreement  between  Commerce Bank,  N.A. and Twentieth
                  Century  Services,  Inc.  dated  January  22,  1997  (filed as
                  Exhibit 8e to Post-Effective  Amendment No. 76 on Form N-1A of
                  American Century Mutual Funds,  Inc., filed February 28, 1997,
                  File No. 2-14213, and incorporated herein by reference).

EX-99.h1          Transfer  Agency  Agreement dated as of March 18, 1993, by and between Twentieth Century Premium Reserves, Inc. and Twentieth
                  Century  Services,  Inc. (filed as Exhibit 9 to Post-Effective
                  Amendment No. 4 on Form N-1A, filed on July 31, 1996, File No.
                  33-57430, and incorporated herein by reference).

EX-99.h2          Credit Agreement  between American Century Funds and The Chase
                  Manhattan Bank as Administrative  Agent,  dated as of December
                  21, 1999 (filed as part of Post-Effective  Amendment No. 29 to the  Registration  Statement on Form N-1A of American  Century
                  California  Tax-Free and Municipal  Funds,  File No.  2-82734,
                  filed  on  December  29,  1999,  and  incorporated  herein  by reference).

EX-99.i           Opinion  and  Consent  of  Counsel  (filed  as  Exhibit  i  to
                  Post-Effective Amendment No. 8 on Form N-1A of the Registrant,
                  filed May 7, 1999, File No. 33-57430,  and incorporated herein by reference).

EX-99.j1          Consent of Deloitte & Touche LLP filed herewith.

EX-99.j2          Power of Attorney dated February 19, 1999 (filed as Exhibit j2 to  Post-Effective  Amendment  No.  8  on  Form  N-1A  of  the
                  Registrant,   filed  May  7,  1999,  File  No.  33-57430,  and
                  incorporated herein by reference).

EX-99.p1          American Century  Investments Code of Ethics (filed as Exhibit
                  p1 to  Post-Effective  Amendment  No.  16 to the  Registration
                  Statement on Form N-1A of American Century World Mutual Funds,
                  Inc.,  File  No.  33-39242,  filed  on  March  10,  2000,  and incorporated herein by reference).

EX-99.p2          Funds Distributor, Inc. Code of Ethics (filed as Exhibit p2 to
                  Post-Effective  Amendment No. 16 to the Registration Statement
                  on Form N-1A of American  Century  World Mutual  Funds,  Inc.,
                  File No.  33-39242,  filed on March 10, 2000, and incorporated herein by reference.